Exhibit 10.2

AMENDMENT TO

LIMITED LIABILITY COMPANY AGREEMENT

OF

ATC HOLDCO, LLC

Date:                                                                  September 25, 2013

Parties:                                                    TRP III (ATC) I, LP, a Delaware limited partnership

TRP III (ATC) II, LP, a Delaware limited partnership

PAG INVESTMENTS, LLC, a Delaware limited liability company

MICIOTTO-BOWEN HOLDINGS, INC., a Texas corporation

Recitals:

A.                                    At a duly called meeting, the Board of ATC HOLDCO, LLC, a Delaware limited liability company (the “Company”), unanimously voted to increase the size of the Board to seven members and to appoint Robert Nardelli to serve on the Board, as an independent member, effective immediately.

B.                                    The parties hereto own a majority of the outstanding Units of the Company and desire to amend that certain Amended and Restated Limited Liability Company Agreement of ATC Holdco, LLC, dated as June 10, 2013 (the “LLC Agreement”) (i) to provide for the increase in the size of the Board to seven members, with the seventh member to be elected by a majority of the votes TRP I, TRP II, Penske and M-B Holdings are entitled to cast, and (ii) to confirm the addition of Robert Nardelli as an independent member to serve on the Board.

C.                                    The capitalized terms used in this Amendment have the meanings ascribed to them in the Agreement.

Agreement:

1.                                      The first two sentences of Section 6.1(c) of the LLC Agreement are hereby amended to read as follows:

“Subject to the terms of this Agreement, the Board shall have seven members.  The Board shall be constituted as follows:

(i)                                     Three persons shall be designated collectively by TRP I and TRP II;

(ii)                                  One person shall be designated by Penske;

(iii)                               One person shall be elected by a majority of the votes that TRP I, TRP II, Penske and M-B Holdings are entitled to cast; and

(iv)                              For so long as M-B Holdings and its Affiliates collectively own at least ten percent (10%) of the issued and outstanding Units, two persons shall be designated by M-B Holdings.”

2.                                      The parties hereto acknowledge and confirm that they have elected Robert Nardelli to serve as a member of the Board.

3.                                      Except as expressly amended hereby, the LLC Agreement shall remain in full force and effect.

[Signature page follows]

TRP III (ATC) I, LP

By:	Transportation Resource Management III, LLC, its General Partner

By:	/s/ James A. Hislop
	Name:	James A. Hislop
	Title:	Managing Member

TRP III (ATC) II, LP
By:	Transportation Resource Management III, LLC, its General Partner

By:	/s/ James A. Hislop
	Name:	James A. Hislop
	Title:	Managing Member

PAG INVESTMENTS, LLC

By:	/s/ George W. Brochick
	Name:	George W. Brochick
	Title:	Vice President

MICIOTTO-BOWEN HOLDINGS, INC.

By:	/s/ John C. Miciotto, Jr.
	Name:	John C. Miciotto, Jr.
	Title:	President and CEO